EX-10.17

                                AMENDMENT NO. 11

                                       TO

                         LOAN AND SECURITY AGREEMENT


            THIS AMENDMENT NO. 11 ("Amendment") is entered into as of May ___, 1998, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and BNY FINANCIAL CORPORATION having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                   BACKGROUND

            Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April ___, 1994, (ii) Amendment No.2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No.3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No.4 to Loan and Security Agreement dated as of June 19, 1995, (v) Amendment No.5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No.6 to Loan and Security Agreement dated as of March 22, 1996, (vii) Waiver and Amendment No.7 to Loan and Security Agreement dated as of September 25, 1996,
(viii) Amendment No.8 to Loan and Security Agreement dated as of October 31, 1996, (ix) a Letter Agreement dated March 7, 1997, (x) Amendment No.9 to Loan and Security Agreement dated as of June ___, 1997, (xi) a Letter Amendment dated July 27, 1997, (xii) Waiver and Amendment No.10 dated as of March 20, 1998 and
(xiii) a Letter Agreement dated April 7, 1998 (as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

            Borrowers have requested that Lender amend certain financial covenants contained in the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            2.1 Section 1(A) is amended by amending the defined term "Permitted Liens" as follows:

                  (a) the word "and" immediately before "(v)" is deleted and replaced with a comma; and

                  (b)   the following language is added at the end thereof: "and
                        (vi) liens granted to MetLife Capital Corporation on fixed assets hereafter acquired to secure a portion of the portion of the purchase price thereof, provided that
                        (x) any such lien shall not encumber any other property of any Borrower and (y) the aggregate amount of Indebtedness secured by such Liens shall not exceed $1,100,000."

            2.2   Section 2(o) is amended in its entirety to read as follows:

                  "(o) Term Loan. Subject to the terms and conditions of this
            Agreement, Lender will make a Term Loan to Borrowers in the sum of $1,560,000. The Term Loan shall be advanced on the Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: equal monthly installments of $18,570.00 each commencing on July 1, 1995 and payable on the first day of each month thereafter with the unpaid principal amount of the Term Loan plus all accrued interest payable on April 7, 2000. The Term Loan shall be evidenced by and subject to the terms and conditions set forth in the secured promissory note ("Term Note") in substantially the form attached hereto as Exhibit 2(o). The Term Loan may be prepaid, in whole or in part, at the option of Borrowers but only (i) with the proceeds of Equipment and of General Intangibles relating to Equipment and/or (ii) except as specifically provided in the foregoing subsection (i), from a source other than the proceeds of Collateral. All prepayments shall be applied to installments of the Term Loan in the inverse order of the maturities thereof."

            2.3 Section 12(m)(i) is amended in its entirety to provide as follows:

                  "(i) create, incur, assume or suffer to exist any indebtedness
            (exclusive of trade debt) whether secured or unsecured other than
            (x) Borrower's indebtedness to Lender; (y) Borrower's indebtedness to MetLife Capital Corporation not to exceed $1,100,000 at any time outstanding; and (z) as set forth on Schedule 12(m) attached hereto and made a part hereof;"

            2.4 Section 12(n) is amended in its entirety to provide as follows:

                  "(n) it shall not permit Tangible Net Worth at the end of each fiscal quarter set forth below to be less than the amount set opposite such fiscal quarter end:

                  Fiscal Quarter End                    Tangible Net Worth
                  ------------------                    ------------------
                  March 31, 1998                            $16,100,000
                  June 30, 1998                             $16,400,000
                  September 30, 1998                        $17,000,000
                  December 31, 1998                         $18,000,000
                  and each fiscal quarter end thereafter            "

            2.5 Section 12(p) is amended in its entirety to provide as follows:

                  "(p) it will not make capital expenditures in any fiscal year which, when aggregated with capital expenditures for all other Borrowers, would exceed $2,200,000 for each fiscal year of Borrower ending on or prior to December 31, 1999 and $1,000,000 for each fiscal year thereafter;"

            2.6 Section 12(r) is amended in its entirety to provide as follows:

                  "(r) it shall not permit the ratio of Current Assets to
            Current Liabilities at the end of each fiscal quarter to be less than 1.25 to 1.00."

            3. Conditions of Effectiveness. This Amendment shall become effective when Lender shall have received this Amendment executed by each Borrower and consented and agreed to by each of David Gussack, Fisco Industries, Ltd. and General Bearing and Hyatt as guarantors and World Machinery Company as subordinated lender.

            4. Representations and Warranties. Each borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default has occurred and is continuing or
            would exist after giving effect to this Amendment.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

            5.    Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this
            Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

            7. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                      GENERAL BEARING CORPORATION

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________



                      SIGNATURES CONTINUED ON NEXT PAGE

                                      HYATT RAILWAY PRODUCTS CORP.

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________


                                      BNY FINANCIAL CORPORATION

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

CONSENTED AND AGREED TO:

FISCO INDUSTRIES, LTD., as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


GENERAL BEARING CORPORATION, as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


HYATT RAILWAY PRODUCTS CORP., as Guarantor

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


__________________________________________
David Gussack, Limited Guarantor


WORLD MACHINERY COMPANY,
as subordinated lender

By: ______________________________________
Name: ____________________________________
Title: ___________________________________